EXHIBIT (g)(ii)

Consents

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 5-6 of the Queensland Treasury Corporation Annual Report for the Fiscal Year Ended June 30, 2020 (the “Annual Report”) and (ii) the Certificate of the Queensland Treasury Corporation dated August 20, 2020, found on page 57 of the Annual Report, which Annual Report is hereby filed as exhibit (c)(x) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Philip Noble
Mr. Philip Noble Chief Executive, Queensland Treasury Corporation

Date: October 1, 2020

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 5-6 of the Queensland Treasury Corporation Annual Report for the Fiscal Year Ended June 30, 2020 (the “Annual Report”) and (ii) the Certificate of the Queensland Treasury Corporation dated August 20, 2020, found on page 57 of the Annual Report, which Annual Report is hereby filed as exhibit (c)(x) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley Chairman, Queensland Treasury Corporation

Date: October 1, 2020

CONSENT

I hereby consent to the use of the Independent Auditor’s Report found on pages 58-62 of the Queensland Treasury Corporation Annual Report for the Fiscal Year Ended June 30, 2020, which is hereby filed as exhibit (c)(x) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Brendan Worrall
Mr. Brendan Worrall Auditor-General, State of Queensland

Date: October 8, 2020